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                                                                    EXHIBIT 99.1

LEGAL/    Winston Black                    MEDIA       Garfield Group Public
                                                       Relations
INVESTOR  Director, Corporate Development  CONTACTS:   Grant Evans
CONTACTS: 212-509-4166                                 215-867-8600 x271
                                                       gevans@garfieldgroup.com

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[ATX COMMUNICATION. INC. LOGO]

FOR IMMEDIATE RELEASE

                    ATX FILES AMENDED PLAN OF REORGANIZATION

                    CONSENSUS REACHED WITH MAJOR STAKEHOLDERS

             FILING COMMENCES FINAL PHASE OF CHAPTER 11 PROCEEDINGS

King of Prussia, PA - January 25, 2005 - ATX Communications, Inc. ("ATX" or the "Company"), which through its subsidiaries is a leading provider of integrated communications and managed security services, announced today that it has filed its First Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the "Plan") and related disclosure statement with the U.S. Bankruptcy Court for the Southern District of New York. The filing was made after agreements were achieved with major stakeholders and their representatives in the cases, enabling the Company to file a substantially consensual Plan and to commence the final phase of its voluntary chapter 11 reorganization. The filing applies to all of the Company's subsidiaries, which have continued to operate their businesses in the ordinary course while in chapter 11.

Thomas Gravina, ATX's President and Chief Executive Officer, commented: "2005 marks ATX's 20th Anniversary and we are pleased that the start of this watershed year has already brought this significant development. The Company's Plan for emergence from chapter 11 represents a consensus among key stakeholders in the cases, including the achievement of comprehensive settlement agreements that, upon approval of the Bankruptcy Court, will fully resolve all aspects of our outstanding litigation with the incumbent local phone companies operated by SBC and Verizon. The proposed resolution of this litigation and the filing of the Plan constitute major milestones in the process, commencing the final phase of the proceedings and putting us on a path towards emergence, which we anticipate will occur in approximately 90 to 120 days." As described in the Plan, upon completion of the reorganization following approval of the Bankruptcy Court and other approvals, ATX will become a wholly owned subsidiary of Leucadia National Corporation (NYSE & PCX: LUK).

"Throughout its 20 years, ATX has worked hard to earn its reputation as a company that is passionate about delivering smart, efficient communications solutions to businesses and consumers," said Gravina. "We look forward to building on our rich history and this filing signifies an important step toward realizing this goal."

The proposed disclosure statement will require the approval of the Bankruptcy Court before the final version can be disseminated to creditors, and the Plan will need to be approved by the Bankruptcy Court after it has been voted on by creditors and other interested parties. Additionally, the settlement agreements with Verizon and SBC, respectively, are subject to the satisfaction of certain conditions, including approval of the Bankruptcy Court.

ATX and its subsidiaries filed their voluntary petitions in the U.S. Bankruptcy Court for the Southern District of New York on January 15, 2004, except for CoreComm Maryland, Inc., which filed its petition on March 10, 2004. All of the cases are currently being jointly administered under Case Number 04-10214.

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ABOUT ATX

Tracing its roots back to 1985, ATX Communications, Inc. is a holding company which, through various wholly owned subsidiaries, is a facilities-based integrated communications provider offering voice, Internet, data, wireless, and managed network security services to businesses and consumers in targeted markets throughout the Mid-Atlantic and Midwest regions of the United States. Through its various subsidiaries, ATX currently serves approximately 250,000 business and residential customers. For more information, visit ATX online at www.atx.com.

ABOUT LEUCADIA

Leucadia National Corporation is a holding company engaged in a variety of businesses, including telecommunications (principally through WilTel Communications Group, Inc.), healthcare services (through Symphony Health Services, LLC), manufacturing (through its Plastics Division), real estate activities, winery operations, development of a copper mine (through its 72.5% interest in MK Resources Company) and property and casualty reinsurance.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Certain statements contained herein constitute "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. When used herein, the words, "believe," "anticipate," "plan," "will," "expects," "projects," "positioned," "strategy," "targeted" and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from those contemplated, projected, forecasted, estimated or budgeted, whether expressed or implied, by such forward-looking statements. Such factors include, without limitation: receipt of the requisite support pursuant to federal bankruptcy laws for a proposed plan of reorganization from those entitled to vote on the proposed plan of reorganization; meeting the requirements of the federal bankruptcy code for confirmation of a proposed plan of reorganization; judicial approval of a proposed plan of reorganization in accordance with all relevant bankruptcy laws; the potential adverse impact of the Chapter 11 proceedings on the Company's revenues, liquidity or results of operations; the ability of the Company to obtain trade credit and shipments and terms with vendors and service providers for current orders; the Company's ability to maintain contracts that are critical to its operations; the ability to remain in compliance with all required ratios and covenants contained in agreements governing its indebtedness; the pace at which new competitors enter the Company's markets; competitive responses of other carriers; the execution and renewal of interconnection agreements with incumbent local exchange carriers on terms satisfactory to the Company; acceptance of the Company's services by new and existing customers; regulatory, legislative, and judicial developments affecting the communications industry and the Company's business; the Company's ability to collect its accounts receivable in a timely manner; effective management of administrative, technical, operational, and financial issues presented by the Company's business plan and chapter 11 proceeding; potential adverse developments with respect to the Company's liquidity or results of operations; the Company's ability to fund and execute its business plan; the ability to attract, retain and compensate key executives and associates; the Company's ability to attract and retain customers; general economic and business conditions; technological developments; the Company's ability to design networks, install facilities, obtain and maintain any required governmental licenses or approvals and finance construction and development, all in a timely manner at reasonable costs and on satisfactory terms and conditions; assumptions about customer acceptance, churn rates, overall market penetration and competition from providers of alternative services. The Company assumes no obligation to update the forward-looking statements contained herein to reflect actual results, changes in assumptions or changes in factors affecting such statements. Investors are directed to examine the Company's SEC filings and submissions to the Bankruptcy Court, which more fully describe the risks and uncertainties associated with the Company's business.

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